                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - January 9, 2001

What a year! From wild euphoria to manic depression, the stock market experienced one of its wildest years in history. The headline grabbing swings of the stock market vividly demonstrate the need for reasoned responses to the investment challenges of today.

We decreased our equity holdings from 66.6% at the end of May to 52.6%
at the end of November. We increased our fixed income holdings from 6.7% to 34.4%, by investing in $25 million face amount of U.S. Treasury Bonds. Our short-term investments in commercial paper dropped from 27% of the portfolio to 15.4%, as we locked in higher interest rates when longer-term rates began to drop.

Your fund declared a long-term capital gain of 56 cents per share for the year. A dividend of 5 1/2 cents was issued for the fourth quarter. The overwhelming majority of Philadelphia Fund shareholders reinvest their capital gains and dividends in additional shares of the fund.

The Federal Reserve's sudden half point drop in the Fed funds rate early in January of this year was dramatic and raised as many questions as it answered.  What number or combination of numbers alarmed the Fed to cut rates
three weeks before its regularly scheduled meeting?   California contributes
12% of the U.S. Gross Domestic Product.  Did their utility crisis spook the
Fed in an already slowing economy?   The market's instant euphoria was
tempered in following days by a sobering evaluation of a slowing economy. While the economic outlook is cloudy, gloomy periods offer up solid values.
We are ready, with substantial funds in short-term instruments and long-term bonds, to seize opportunities which were scarce a year ago. In the last half of our fiscal year, we followed a strategy best characterized as aggressive defense. In the third quarter we invested in six different utilities: Reliant Energy (formally Houston Industries), Southern Company, Hawaiian Electric, OGE Energy, Allete (formally Minnesota Power), and Xcel Energy (formally Northern States Power). We believe the utilities to be an exciting area for growth.

In the fourth quarter, we remained enthusiastic about the overall utility industry, but sold some Xcel Energy, Allete, and OGE Energy to help offset gains taken in other positions. Anixter International was sold for a nice gain. Anixter is a low-tech company in a high-tech industry and carried a high-tech price earnings ratio. We cut our American International Group by 5,000 shares, taking a $410,000 gain and leaving 25,000 shares in the portfolio. Our PNC Financial Services position was reduced from 115,000 shares to 70,000 shares for a gain of $1.7 million. We ended the fiscal year with total return down 1.88% due to the market's wild fluctuations. Home Depot, Microsoft, Century Telephone, and Cox Communications were all sold because of market weakness and/or to offset gains.

New positions were initiated in FedEx and Toys-R-Us. Newport News Shipbuilding and Litton Industries were purchased because both presidential candidates favored increased military spending. We believe 2001 will see many opportunities.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

Comparison of the change in value of $10,000 investment in the Philadelphia Fund and the Standard and Poor's Index*

The printed report shows a line graph with the following points.
              PHILADELPHIA   S&P
              FUND           INDEX*
11/30/90      $10,000.00     $10,000.00
11/30/91      $10,369.27     $12,031.75
11/30/92      $12,644.75     $14,251.54
11/30/93      $14,972.62     $15,687.98
11/30/94      $13,898.40     $15,854.55
11/30/95      $17,592.39     $21,710.56
11/30/96      $20,415.03     $27,763.02
11/30/97      $26,054.57     $35,673.23
11/30/98      $29,262.06     $44,107.77
11/30/99      $31,005.41     $53,313.59
11/30/00      $30,422.78     $51,046.99

Average Annual Total Returns as of 11/30/00

       1 Year    5 Years   10 Years
       ------    -------   --------
       -1.88%     11.58%    11.77%



The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance.

* The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 2000

Shares                                                               Value
-------                                                          -------------
                           COMMON STOCKS - 52.6 %
                         AEROSPACE/DEFENSE - 1.2 %
 10,000  *Litton Industries, Inc...............................  $     604,375
 10,000   Newport News Shipbuilding, Inc.  ....................        551,250
                                                                 -------------
                                                                     1,155,625
                                                                 -------------
                            AIR DELIVERY- 0.5 %
 10,000  *FedEx Corporation....................................        479,200
                                                                 -------------
                              BANKS - 7.1 %
 60,000   Bank One Corp........................................      2,148,750
 70,000   PNC Bank Corp........................................      4,655,000
                                                                 -------------
                                                                     6,803,750
                                                                 -------------
                             CABLE TV - 7.2 %
180,000  *Comcast Corp. Special Class "A"......................      6,918,750
                                                                 -------------
                            CHEMICALS - 5.4 %
150,000   Great Lakes Chemical Group...........................      5,240,625
                                                                 -------------
                        ELECTRIC UTILITIES - 8.0 %
 35,000   Hawaiian Electric Industries, Inc....................      1,190,000
 30,000   Reliant Energy, Incorporated.........................      1,177,500
100,000   Southern Company.....................................      3,156,250
 80,000   Xcel Energy, Inc.....................................      2,180,000
                                                                 -------------
                                                                     7,703,750
                                                                 -------------
                       FINANCIAL SERVICES - 10.8 %
 30,000   American Express Co..................................      1,648,125
110,000   Federal National Mortgage Association................      8,690,000
                                                                 -------------
                                                                    10,338,125
                                                                 -------------
                            INSURANCE - 2.5 %
 25,000   American International Group Inc.....................      2,423,437
                                                                 -------------
                           PUBLISHING - 2.4 %
  4,000   Washington Post Co. Class "B"........................      2,308,500
                                                                 -------------
                        RETAIL SPECIALTY - 2.0 %
 60,000  *Costco Wholesale Corp................................      1,957,500
                                                                 -------------


Shares                                                               Value
-------                                                          -------------
                         RETAIL STORES - 0.6 %
 30,000  *Toys "R" Us, Inc.....................................  $     568,125
                                                                 -------------
                        SAVINGS & LOANS - 4.9 %
 80,000   Golden West Financial Corp...........................      4,685,000
                                                                 -------------

          Total Value of Common Stocks (cost $28,062,757)......     50,582,387
                                                                 -------------

Principal
 Amount
---------
                   U.S. GOVERNMENT OBLIGATIONS - 34.4 %
$ 5,000M  U.S. Treasury Bond, 13 3/4% due 08/15/04 ............      6,352,785
 25,000M  U.S. Treasury Bond,  6 1/2% due 02/15/10 ............     26,784,125
                                                                 -------------
          Total Value of U.S. Government Obligations
             (cost $32,377,905)................................     33,136,910
                                                                 -------------

                   SHORT-TERM CORPORATE NOTES - 15.4 %
  4,700M  Firstar Corp,6.465%,
             due 12/07/2000....................................      4,700,000
  3,200M  Galaxy Corp, 6.486%,
             due 12/04/2000....................................      3,200,000
  3,000M  General Electric Capital Corp., 6.476%,
             due 12/05/2000....................................      3,000,000
  3,900M  General Motors Acceptance Corp.,6.490%,
             due 12/11/2000....................................      3,900,000
                                                                 -------------
          Total Value of  Short-Term Corporate Notes
             (cost $14,800,000)................................     14,800,000
                                                                 -------------

Total Value of Investments (cost $75,240,662)..........  102.4%     98,519,297
Excess of Liabilities Over Other Assets................  ( 2.4)     (2,316,053)
                                                                 -------------
Net Assets.............................................  100.0%    $96,203,244
                                                         =====   =============


* Non-income producing security


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2000

ASSETS
      Investments in securities, at value
        (identified cost $75,240,662) (Note 1A).....             $ 98,519,297
      Cash..........................................                  346,820
      Dividends and interest receivable.............                  774,235
      Other assets..................................                   11,184
                                                                 ------------
         TOTAL ASSETS...............................               99,651,536


LIABILITIES
      Payable for investment securities purchased...$3,338,533
      Payable for capital shares redeemed...........     9,276
      Accrued advisory and administrative fees......    80,126
      Other accrued expenses........................    20,357
                                                    ----------
         TOTAL LIABILITIES..........................                3,448,292
                                                                 ------------

NET ASSETS..........................................             $ 96,203,244
                                                                 ============
NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 65,361,583
      Undistributed net investment income ..........                  657,177
      Accumulated net realized gain on investments..                6,905,849
      Net unrealized appreciation in value of
        investments.................................               23,278,635
                                                                 ------------
         TOTAL......................................             $ 96,203,244
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($96,203,244 / 12,438,226 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 7.73
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2000

INVESTMENT INCOME
  Income:
      Interest..............................    $2,303,066
      Dividends.............................       951,854
                                                ----------
            TOTAL INCOME....................                  $ 3,254,920

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       726,396
      Administrative fee ...................       242,132
      Distribution plan expenses ...........       186,265
      Professional fees.....................        55,305
      Director fees and expenses............        48,499
      Fund accounting expense...............        42,493
      Custodian fees........................        39,706
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        34,638
      Other expenses........................        56,728
                                                ----------

        TOTAL EXPENSES......................     1,432,162
        Less: Custodian fees paid indirectly        10,568
                                                ----------
               NET EXPENSES ................                    1,421,594
                                                               ----------
        INVESTMENT INCOME-NET...............                    1,833,326

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     6,905,849
      Net unrealized depreciation of
        investments.........................   (11,149,296)
                                                ----------
        Net loss on investments.............                   (4,243,447)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $(2,410,121)
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2000 AND 1999

                                                        2000          1999
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $   1,833,326  $     792,643
  Net realized gain on investments................     6,905,849      9,539,160
  Net unrealized depreciation of investments......   (11,149,296)   ( 3,431,350)
                                                   -------------  -------------
     Net increase (decrease) in net assets
        resulting from operations.................   ( 2,410,121)     6,900,453


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   ( 1,364,010)   ( 1,091,524)
  Net realized gain on investments................   ( 9,539,160)   (22,650,046)

CAPITAL SHARE TRANSACTIONS
  Increase (decrease) in net assets resulting from
    capital share transactions (Note 2)...........   (   283,707)     8,566,736
                                                   -------------  -------------
     Net decrease in net assets...................   (13,596,998)   ( 8,274,381)

NET ASSETS
  Beginning of year...............................   109,800,242    118,074,623
                                                   -------------  -------------
  End of year (including undistributed net
    investment income of $657,177 and $187,861,
    respectively.................................. $  96,203,244  $ 109,800,242
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on November 30, 2000. Short-term obligations are stated at cost which when combined with interest receivable approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 2000 there were 12,438,226 shares outstanding. Transactions in capital stock were as follows:


                                     2000                        1999
                            ------------------------    ----------------------
                              Shares       Amount        Shares      Amount
                            ----------   -----------    ---------   ----------

Capital stock sold..........    158,847  $  1,179,650       39,030  $    337,749
Capital stock issued
in reinvestment of
distributions...............  1,156,892     9,041,220    2,289,896    19,785,412
Capital stock
redeemed.................... (1,395,912)  (10,504,577)  (1,309,259)  (11,556,425)
                            -----------  ------------  -----------  ------------
   Net increase (decrease)..    (80,173) $   (283,707)   1,019,667  $  8,566,736
                            ===========  ============  ===========  ============

                            PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 2000, purchases and sales of securities, other than short-term corporate notes and short-term United States Government obligations aggregated $50,114,450 and $87,689,630 respectively. Purchases and sales of long-term United States Government obligations for the year ended November 30, 2000 amounted to $50,545,049 and $24,515,625 respectively.

    At November 30, 2000, the cost of investments for Federal income tax purposes was $75,240,662. Accumulated net unrealized appreciation on investments was $23,278,635 consisting of $23,341,862 gross unrealized appreciation and $63,227 gross unrealized depreciation.


4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the year ended November 30, 2000, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $33,000. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $12,500 for the year.

    The Fund's custodian has provided credits in the amount of $10,568 against custodian charges based on the uninvested cash balances of the Fund.

5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the 1940 Act, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which includes advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions or problems regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund shareholders with similar services.

                            PHILADELPHIA FUND, INC.

    The remainder of the fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Beginning in April 2000 and continuing until further notice, BFC has agreed to waive all 12b-1 fees in excess of .15% per annum of the Fund's average net assets.


6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $.615 a share, consisting of $.56 from realized gains and $.055 from ordinary income was declared on December 11, 2000. The distribution is payable on December 29, 2000 to the shareholders of record on December 26, 2000.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

PER SHARE DATA                          Year  Ended  November  30, 2000
--------------                      ---------------------------------------
                                      2000     1999     1998     1997     1996
                                     ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$ 8.77   $10.27   $10.05   $ 8.00   $ 7.81
                                     ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.14     0.06     0.13     0.09     0.13
Net Realized & Unrealized
  Gains (Loss) on Investments........ (0.30)    0.51     1.02     2.10     0.99
                                     ------   ------   ------   ------   ------

Total From Investment Operations..... (0.16)    0.57     1.15     2.19     1.12
                                     ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.11     0.09     0.11     0.11     0.14
Net Realized Gains...................  0.77     1.98     0.82     0.03     0.79
                                     ------   ------   ------   ------   ------
Total Distributions..................  0.88     2.07     0.93     0.14     0.93
                                     ------   ------   ------   ------   ------
Net Asset Value, End of Year.........$ 7.73     8.77   $10.27   $10.05   $ 8.00
                                     ======   ======   ======   ======   ======

TOTAL RETURN (%)..................... (1.88)    5.96    12.31    27.62    16.04
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands).....................$96,203  $109,800 $118,075 $113,494 $97,300


Ratio to Average Net Assets:
  Expenses (%).......................  1.48     1.55     1.53     1.53     1.56
  Net Investment Income (%)..........  1.89     0.71     1.32     1.02     1.69


Portfolio Turnover Rate (%)..........   134       81       37       17       14



                       See notes to financial statements

                         INDEPENDENT AUDITORS REPORT

To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2000 and financial highlights for each of the four years in the period ended November 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1996, were audited by other auditors, whose report, dated December 16, 1996 expressed an unqualified opinion on these financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at November 30, 2000, and the results of its operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2000 and financial highlights for each of the four years in the period ended November 30, 2000,in conformity with generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 18, 2000 (Except for Note 6
as to which the date is December 27, 2000)

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
FIRSTAR BANK, N.A., P.O. Box 640110, Cincinnati, OH 45264-0110


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                             ANNUAL
            (561) 395-2155                                REPORT

                                                    November 30, 2000

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.